UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Starboard Investment Trust

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ISM Global Alpha Tactical Fund
ISM Dividend Income Fund
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF MEETING

January 15, 2013

The Starboard Investment Trust, on behalf of the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund, each a series of the Trust and part of the FMX Funds, will hold a Special Meeting of Shareholders of the Funds on January 28, 2013 at 3:00 p.m. Eastern Time.  The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:

1.	To approve proposed amendments to the Investment Advisory Agreement for the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund with FolioMetrix, LLC in order to raise the management fee;

2.	To approve an Investment Sub-Advisory Agreement for the ISM Dividend Income Fund between FolioMetrix, LLC, the Fund’s investment advisor, and Forward Management, LLC; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 1, 2012 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.  Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Starboard Investment Trust

/s/ A. Vason Hamrick

A. Vason Hamrick
Secretary

Important Note:  Voting your proxy is important.  To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy.  The return envelope enclosed with the proxy requires no postage if mailed in the United States.  By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum.  If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting.  Proxies may also be submitted by facsimile and electronic mail.  See “Voting Procedures” in the Proxy Statement for additional information.

ISM Global Alpha Tactical Fund
ISM Dividend Income Fund
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROXY STATEMENT

January 15, 2013

The Starboard Investment Trust, a Delaware statutory trust, on behalf of the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund, each a series of the Trust and part of the FMX Funds, will hold a Special Meeting of Shareholders on January 28, 2013 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice.  The Special Meeting will take place at the Trust’s principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Trust’s telephone number is (252) 972-9922.

Shareholders of record of the Funds at the close of business on November 1, 2012 (the “Record Date”) are entitled to vote at the Special Meeting.  This proxy statement is provided in connection with the solicitation of proxies by the Trust’s Board of Trustees and is first being sent to shareholders on or about the date noted above.  Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments).  Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification.  If you make no specification on a signed proxy, your proxy will be voted in favor of approving, as applicable, a proposed Investment Advisory Agreement with higher management fees for the Funds as summarized below in Proposal 1 and an Investment Sub-Advisory Agreement for the ISM Dividend Income Fund as summarized below in Proposal 2.  Unsigned proxies will not be counted as present at the meeting.

Proxies submitted by mail should be sent to Nottingham Shareholder Services, LLC at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience.  Proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.

This proxy statement is being furnished by the Funds to their shareholders in connection with its upcoming Special Meeting.  The Board of Trustees is soliciting the proxies of all of the Funds’ shareholders as of the Record Date with respect to each proposal indicated in the table below.

Fund	Proposals
ISM Global Alpha Tactical Fund	To approve proposed amendments to the Investment Advisory Agreement in order to raise the management fee.
To transact such other business as may properly come before the meeting or any adjournments thereof.
ISM Dividend Income Fund	To approve proposed amendments to the Investment Advisory Agreement in order to raise the management fee.
To approve an Investment Sub-Advisory Agreement for the Fund between FolioMetrix, LLC and Forward Management, LLC.
To transact such other business as may properly come before the meeting or any adjournments thereof.

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ISM Global Alpha Tactical Fund
ISM Dividend Income Fund
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL ONE

January 15, 2013

Proposal to Approve Amendments to the Funds’
Investment Advisory Agreement with FolioMetrix, LLC

The Board of Trustees is proposing the approval of proposed amendments to the Investment Advisory Agreement that raise the management fees for the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund.  FolioMetrix, LLC has served as the investment advisor to the FMX Funds since 2009.  The ISM Global Alpha Tactical Fund and ISM Dividend Income Fund, which are part of the FMX Funds, commenced operations on September 20, 2012.

Following commencement of operations, FolioMetrix recognized that the current management fee would not be adequate to support the services it provides to the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund.  FolioMetrix represented to the Board of Trust that when it proposed a uniform management of 0.45% of the Fund’s average daily net assets for the ten fund series with regard to which it provides management services, FolioMetrix failed to account for differences in the cost of services to the ISM Global Alpha Tactical Fund and the ISM Dividend Income Fund.  Specifically, FolioMetrix stated that it did not account for (i) special research and other vendor services needed to provide portfolio management services to the ISM Global Alpha Tactical Fund and (ii) the proposed appointment of an investment sub-advisor to the ISM Dividend Income Fund and related changes to its duties and the Fund’s investment strategy.  FolioMetrix stated that, in light of these costs, its relationship to the Funds would not be profitable and it would not be able to effectively provide for an appropriate level of management services to the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund unless the management fee was increased. In the event that the proposal to increase the management fee is not approved with respect to each of the Global Alpha Fund and the Dividend Income Fund, the Board of Trustees will consider alternatives for each Fund, including the potential liquidation of each Fund.

Thus, FolioMetrix recommended that the management fee for the ISM Global Alpha Tactical Fund be raised from 0.45% to 1.00% of the Fund’s average daily net assets.  They also recommended that the management fee for the ISM Dividend Income Fund be raised from 0.45% to 0.90% of the Fund’s average daily net assets.  Besides the increase in the management fees, no other changes to the Investment Advisory Agreement are being proposed.

The proposed appointment of Forward Management, LLC as an investment sub-advisor to the ISM Dividend Income Fund, which is included in the Proxy Statement under Proposal Two, is contingent upon shareholder approval of the increased management fee and the modification of the ISM Dividend Income Fund’s investment strategy.  FolioMetrix recommended the appointment of the proposed investment sub-advisor in order to enhance the implementation of the Fund’s investment strategy.  The appointment would take effect upon and coincide with a modification to the Fund’s investment strategy that allows the investment sub-advisor to pursue the Fund’s investment objective though direct investments in individual stocks and other securities as opposed to investing in other investment companies.

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The Board of Trustees has authorized Fund management to proceed with revisions to the Fund’s prospectus and other steps necessary to effect the changes to the investment strategy.  Following appointment of the sub-advisor and modification of the investment strategy and as discussed more fully in connection with Proposal Two, FolioMetrix would be responsible for monitoring and overseeing the investment activities of the sub-advisor and general duties related to the oversight and management of the ISM Dividend Income Fund, rather than the day-to-day management of the investment portfolio of the Fund.  The increase in the management fee will compensate FolioMetrix for these services.  The appointment of the investment sub-advisor will not take effect if the proposed increase to the management fee, shareholder approval of the sub-advisory agreement, or modification of the investment strategy does not take place.

Subject to shareholder approval, the appointment of Forward Management, LLC as investment sub-advisor will take place upon modification of the investment strategy.   It is anticipated that the strategy changes will be effective on or about March 15, 2013.  Shareholders will be mailed an updated prospectus with a description of the modified investment strategy at that time.   It is possible that the modification of the investment strategy could take longer to implement.

The Board of Trustees approved the recommended amendments to the Investment Advisory Agreement subject to shareholder approval.  If approved by the shareholders, an amended agreement will take effect on the next business day following shareholder approval for the ISM Global Alpha Tactical Fund and upon the effectiveness of an updated prospectus for the ISM Dividend Income Fund.

The Current Investment Advisory Agreement

The current Investment Advisory Agreement for each of the ISM Global Alpha Tactical Fund and the ISM Dividend Income Fund (each, a “Fund” and together the “Funds”) was approved by the Board of Trustees at an organizational meeting held on May 29, 2012.  The agreement was then approved by each Fund’s initial shareholder, FolioMetrix, on September 18, 2012 before the Funds were open for public investment.

Under the terms of the agreement, FolioMetrix is entitled to a monthly fee from each Fund equal to the annualized rate of 0.45% of the Fund’s average daily net assets. For this compensation, FolioMetrix provides both Funds with a program of continuous supervision of its assets, including developing the composition of portfolios, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  FolioMetrix is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The current Investment Advisory Agreement allows FolioMetrix to engage an investment sub-advisor, subject to the approval of the Board of Trustees and shareholders.  If the proposals are approved by shareholders, FolioMetrix will engage Forward Management, LLC as an investment sub-advisor for the ISM Dividend Income Fund.  Forward Management, LLC, with oversight from FolioMetrix, would be responsible for making day-to-day investment decisions for the Fund and selecting broker-dealers for executing portfolio transactions.

Reasons for the Proposed Amendments to the Fee Schedule of the Investment Advisory Agreement

The Advisor and the Board are proposing the amendments to the fee schedule of the Investment Advisory Agreement in order to provide a management fee that adequately supports the services provided by FolioMetrix.  When evaluating the the reasonableness of the proposed advisory fee, the Board of Trustees considered multiple factors related to the reasonableness of the proposed advisory fee, as further described below, including the nature of the services provided by FolioMetrix, as well as the costs of such services and the profits to be realized by FolioMetrix in providing such services.

In proposing the original management fee rate for the ISM Global Alpha Tactical Fund, the Advisor did not fully understand the allocation of expenses between the Advisor and the Fund, particulary with respect to special research and other vendor services.  FolioMetrix (not the Fund) is responsible for paying these expenses out of its management fee.  As a result, the current management fee rate is not based upon the actual operating expenses of the Advisor in providing the management services contemplated by the Investment Advisory Agreement.  Moreover, the current management fee rate is insufficient to cover the full costs of the research services resulting in an operating loss to the Advisor in managing the ISM Global Tactical Alpha Fund which is not sustainable.

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With respect to the Dividend Income Fund, the increase in the management fee will allow the Advisor to pursue the Fund’s investment objective through investments in individual securities, rather than investments in other investment companies, by adequately supporting  the services provided by FolioMetrix, specifically including the general duties related to the oversight and management of the Fund, the retention of a sub-advisor for the day-to-day management of the investment portfolio, and the monitoring and overseeing the investment activities of the sub-advisor.  Currently, the Advisor pursues the investment objective of the Fund by investing in various underlying investment companies, some of which are managed by the proposed sub-advisor, Forward Management, LLC.  If the increase in the management fee rate is approved by shareholders and the proposed sub-advisor also is approved, Forward Management will pursue the investment strategy of the Fund by investing directly in individual equity and debt securities and other financial instruments.

As discussed more fully in connection with Proposal Two, FolioMetrix would be responsible for monitoring and overseeing the investment activities of the sub-advisor and general duties related to the oversight and management of the ISM Dividend Income Fund, rather than the day-to-day management of the investment portfolio of the Fund.  However, given the increased transparency that will be afforded to the Advisor as a consequence of the sub-advisory relationship (as opposed to investing in other investment companies), FolioMetrix believes that it will be able to more effectively oversee the investment activity of the Fund.

The Proposed Amendments to the Fee Schedule of the Investment Advisory Agreement

If approved by shareholders, the revised fee schedule to the Investment Advisory Agreement will take effect as soon as practicable following approval.  More specifically, the fee schedule applicable to each Fund will revised as follows: the management fee for the ISM Global Alpha Tactical Fund will be increased to 1.00% of the Fund’s average daily net assets and the management fee for the ISM Dividend Income Fund will be increased to 0.90% of the Fund’s average daily net assets; and the effective date of the agreement will change. With the exception of the investment management fee rate, all other terms of the Investment Advisory Agreement will remain unchanged.

The tables below show the shareholder fees and pro forma annual operating expenses for the ISM Global Alpha Tactical Fund under both the current Investment Advisory Agreement and the proposed amendments to the fee schedule of the Investment Advisory Agreement.

Shareholder Fees
(fees paid directly from your investment)
	Current Agreement		Proposed Agreement
ISM Global Alpha Tactical Fund	Institutional	Advisor	Institutional	Advisor
Maximum Sales Charge (Load)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	1.00%	None	1.00%
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Current Agreement		Pro Forma Proposed Agreement
ISM Global Alpha Tactical Fund	Institutional	Advisor	Institutional	Advisor
Management Fees	0.45%	0.45%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	1.00%	None	1.00%
Other Expenses1	0.70%	0.70%	0.70%	0.70%
Acquired Fund Fees and Expenses2	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.58%	2.58%	2.13%	3.13%
Less Fee Waiver and/or Expense Limitation3	0.45%	0.45%	0.45%	0.45%
Net Annual Fund Operating Expenses	1.13%	2.13%	1.68%	2.68%

1.  Since the Fund is newly organized, “Other Expenses” are based on estimated expenses for the current fiscal year.

2.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which will reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.  The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund that runs through October 1, 2014.  The agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Fund’s administrator receives payments under the agreement at a maximum annual rate of 0.25%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund’s administrator, also through October 1, 2014, under which it has agreed (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $39 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund’s operating expenses to 1.25% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, expenses on short sales, acquired fund fees and expenses, and extraordinary expenses.  The Fund’s net expense ratio will be higher than 1.25% to the extent that it incurs expenses factored into the expense ratio that are excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.  The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ISM Global Alpha Tactical Fund
	Current Agreement		Pro Forma Proposed Agreement
Class	1 Year	3 Years	1 Year	3 Years
Institutional	$115	$455	$171	$624
Advisor	$319	$760	$373	$924

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You would pay the following expenses if you did not redeem your shares:

	Current Agreement		Pro Forma Proposed Agreement
Class	1 Year	3 Years	1 Year	3 Years
Institutional	$115	$455	$171	$624
Advisor	$216	$760	$271	$924

The tables below show the shareholder fees and pro forma annual operating expenses for the ISM Dividend Income Fund under both the current Investment Advisory Agreement and the proposed amendments to the fee schedule of the Investment Advisory Agreement.  The increased management fee, if approved, will take effect upon and coincide with a modification to the Fund’s investment strategy that allows the investment sub-advisor to pursue the Fund’s investment objective though direct investments in individual stocks as opposed to other investment companies.  This modification to the Fund’s investment strategy should significantly reduce the acquired fund fees and expenses incurred by the Fund, thus reducing overall Fund expenses on an ongoing basis.  The tables below show the shareholder fees and annual operating expenses for the ISM Dividend Income Fund with both an increased management fee and the modified investment strategy.

Shareholder Fees
(fees paid directly from your investment)
	Current Agreement		Proposed Agreement and Modified Investment Strategy
ISM Dividend Income Fund	Institutional	Advisor	Institutional	Advisor
Maximum Sales Charge (Load)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	1.00%	None	1.00%
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Current Agreement		Pro Forma Proposed Agreement and Modified Investment Strategy
ISM Dividend Income Fund	Institutional	Advisor	Institutional	Advisor
Management Fees	0.45%	0.45%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	1.00%	None	1.00%
Other Expenses1	0.70%	0.70%	0.70%	0.70%
Acquired Fund Fees and Expenses2	1.04%	1.04%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.19%	3.19%	1.61%	2.61%
Less Fee Waiver and/or Expense Limitation3	0.45%	0.45%	0.45%	0.45%
Net Annual Fund Operating Expenses	1.74%	2.74%	1.16%	2.16%

1.  Since the Fund is newly organized, “Other Expenses” are based on estimated expenses for the current fiscal year.

2.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which will reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.  The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund that runs through October 1, 2014.  The agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Fund’s administrator receives payments under the agreement at a maximum annual rate of 0.25%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund’s administrator, also through October 1, 2014, under which it has agreed (i) to pay the administrator a fee

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based on the daily average net assets of the Fund when net assets are below $39 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund’s operating expenses to 1.15% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, expenses on short sales, acquired fund fees and expenses, and extraordinary expenses.  The Fund’s net expense ratio will be higher than 1.15% to the extent that it incurs expenses factored into the expense ratio that are excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.  The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ISM Dividend Income Fund

	Current Agreement		Pro Forma Proposed Agreement and Modified Investment Strategy
Class	1 Year	3 Years	1 Year	3 Years
Institutional	$177	$642	$118	$464
Advisor	$379	$941	$322	$769

You would pay the following expenses if you did not redeem your shares:

	Current Agreement		Pro Forma Proposed Agreement and Modified Investment Strategy
Class	1 Year	3 Years	1 Year	3 Years
Institutional	$177	$642	$118	$464
Advisor	$277	$941	$322	$769

Fee Comparison

For comparison purposes, FolioMetrix would earn the following compensation from each Fund under the current agreement and an agreement amended as proposed for the first full year operations.  Since the Funds are newly organized, compensation is based on an estimated average Fund net asset level of $20 million.

Fund	Current Fee	New Fee	Difference
ISM Global Alpha Tactical Fund	$90,000	$200,000	+122%
ISM Dividend Income Fund	$90,000	$180,000	+100%

Other Material Terms of the Investment Advisory Agreement

Like the current Investment Advisory Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.  The agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by FolioMetrix.  The agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

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Like the current Investment Advisory Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will continue to provide that FolioMetrix is not liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of FolioMetrix in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.

The proposed Investment Advisory Agreement is attached to this Proxy Statement as Attachment A.  Please take the time to read the proposed agreement.  The description of the agreement in this Proxy Statement is only a summary.  If the proposed Investment Advisory Agreement with FolioMetrix are not approved by shareholders, the Board of Trustees and FolioMetrix will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

About FolioMetrix, LLC

FolioMetrix is an investment advisory firm registered with the Securities and Exchange Commission.  They provide portfolio design, construction, and workflow management solutions primarily to investment advisor groups, portfolio modeling services for 401K Plans and Plan Participants, and investment companies.  They serve as investment advisor to each of the FMX Funds.

FolioMetrix is a limited liability company formed under the laws of the State of Oregon in 2009.  The firm is a wholly owned operating subsidiary of Uptrade Research Associates, LLC.  The firm is controlled by D. Jerry Murphey, as its President and Chief Executive Officer, Julie M. Koethe, as its Chief Operating Officer, Gregory A. Rutherford, as its Chief Investment Officer, and Uptrade Research Associates, LLC, as its parent company.  The names, addresses, titles, and principal occupations of the officers of FolioMetrix are set forth below:

Name and Address	Title	Principal Occupation
D. Jerry Murphey 821 Pacific Street Omaha, Nebraska 68108	President and Chief Executive Officer	Manager, President, and Chief Executive Officer of FolioMetrix, LLC since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009.
Julie M. Koethe 821 Pacific Street Omaha, Nebraska 68108	Chief Operating Officer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer of FolioMetrix, LLC since 2010.
Gregory A. Rutherford 821 Pacific Street Omaha, Nebraska 68108	Chief Investment Officer	Chief Investment Officer of FolioMetrix, LLC since 2011 and President and Partner of Tagge Rutherford Group, Inc. (financial services) since 1993.

Mr. Murphey and Ms. Koethe also serve as Fund officers.  Mr. Murphey serves as President and Principal Executive Officer of the FMX Funds.  Ms. Koethe serves as Treasurer and Principal Financial Office of the FM X Funds.

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Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on October 25, 2012, the Board of Trustees, including the Independent Trustees (those who are not an “interested person,” as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Advisory Agreement for the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by FolioMetrix; (2) the investment performance of the Funds and FolioMetrix; (3) the costs of the services to be provided and profits to be realized by FolioMetrix and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (5) FolioMetrix’s practices regarding brokerage and portfolio transactions; and (6) FolioMetrix’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current Investment Advisory Agreement and the proposed Investment Advisory Agreement; a memorandum from FolioMetrix to the Trustees explaing the rationale for the proposed changes to the Current Investment Advisory Agreement; and a memorandum from the Funds’ legal counsel explaing the duties of the Trustees in reviewing the Proposed Investment Advisory Agreement.  The memorandum from FolioMetrix to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Funds, investment advice, fees, and compliance program.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Funds.  The memorandum from FolioMetrix also presented the advisor’s rationale for the proposed increase in each Fund’s management fee.

The Trustees also reviewed a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Advisory Agreement for each Fund.

1.
The nature, extent, and quality of the services provided by FolioMetrix.  In considering the nature, extent, and quality of the services provided by FolioMetrix, the Trustees considered the responsibilities of FolioMetrix under the current Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by FolioMetrix to each Fund under the proposed Investment Advisory Agreement.  In that regard, the Trustees reviewed the services being provided by FolioMetrix to each Fund, including, without limitation, the quality of its investment advisory services since the inception of each Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of each Fund; its coordination of services for each Fund among their respective service providers; and its efforts to promote each Fund, grow the assets of each Funds, and otherwise assist in the distribution of each Fund’s shares.

ISM Global Alpha Tactical Fund -- The Trustees noted that FolioMetrix seeks to achieve the investment objective of the ISM Global Alpha Tactical Fund by selecting no-load, institutional, and exchange-traded funds for investment with a proprietary screening process. The Trustees considered that FolioMetrix specializes in providing portfolio management services to each Fund, has provided a continuous program of supervision of assets of the Fund, and been responsible for all marketing efforts with respect to the Fund.  The Trustees further noted that the principal executive and financial officers of the Funds are employees of FolioMetrix and serve without additional compensation from the Funds.

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The Trustees then discussed the specific expenses that FolioMetrix failed to account for when it proposed the current management fees for the Funds.  In particular, the Trustees considered the representation of FolioMetrix that it had failed to account for the cost of the research and other services provided by F-Squared Investments, an investment model manager that FolioMetrix utilizes to manage the Fund’s portfolio.  More specifically, FolioMetrix mistakenly believed that the costs of the services provided by F-Squared Investments would fall into the other fund expense categories and would not be directly borne by FolioMetrix from the management fee for the Fund.

FolioMetrix explained that the services provided by F-Squared Investments were essential to FolioMetrix in managing the ISM Global Alpha Tactical Fund.  FolioMetrix further represented to the Trustees that, while the Advisor may be able to obtain services similar to those provided by F-Squared Investments from another vendor, the cost of such services would be comparable or greater than the cost of the services currently provided by F-Squared.  Thus, the ability of FolioMetrix to effectively pursue the investment strategy for the Fund would be significantly impaired if it could not rely on the services provided by F-Squared Investments.  At the same time, FolioMetrix represented that the current arrangement was not sustainable and that FolioMetrix could not continue to pay F-Squared Investments for its services from the current management fee and still earn a reasonable profit.

ISM Dividend Income Fund -- With respect to the ISM Dividend Income Fund, the Trustees reviewed the proposed appointment of an investment sub-advisor to the ISM Dividend Income Fund and the related changes to: the duties of FolioMetrix relative to the oversight of the Fund’s investment portfolio and the Fund’s investment strategy.  The Trustees noted that during the organizational meeting for the Fund, FolioMetrix represented that it intended to pursue the investment objective of the Fund by investing in a portfolio of no-load, institutional, and exchange-traded funds utilizing a proprietary screening process.  FolioMetrix now proposes to pursue the investment objective of the Fund by investing in a portfolio of individual securities, as opposed to underlying funds.

FolioMetrix represented to the Trustees that the change in investment strategy would result in an overall reduction in Fund expenses while at the same time affording FolioMetrix greater control over the management of the assets of the Fund.  In particular, FolioMetrix noted that, by investing in a portfolio of underlying funds, the ability of FolioMetrix to exercise influence over any underlying fund was extremely limited.  However, by utilizing the services of an investment sub-advisor, FolioMetrix believes that it will be able to better monitor the actions of the sub-advisor.

The Trustees discussed the respective services that would be provided by FolioMetrix and the proposed investment sub-advisor.  The Trustees noted that FolioMetrix would be responsible for monitoring and overseeing the investment sub-advisor.  In particular, FolioMetrix represented that its duties and responsibilities relative to the oversight of the proposed sub-advisor would be similar to its duties and responsibilities in overseeing a portfolio of underlying funds.  Indeed, FolioMetrix represented that it would have the opportunity to exercise a greater degree of risk control and oversight of the Fund’s portfolio given the increased transparency afforded by the sub-advisory relationship, as compared to the relative lack of transparency associated with investing in underlying funds.

After reviewing the foregoing information and further information in the memorandum from FolioMetrix (e.g., descriptions of FolioMetrix’s business, FolioMetrix’s compliance programs, and FolioMetrix’s registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by FolioMetrix were satisfactory and adequate for the Funds.  More specifically, the Trustees noted that the nature, extent, and quality of the services provided by FolioMetrix to each Fund had changed little from the information the Trustees previously considered during the Organizational Meeting.

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2.
Investment performance of the Funds and FolioMetrix.  In considering the investment performance of the Funds and Advisor, the Trustees noted that the Funds had only recently commenced operations and consequently had almost no performance history.  Thus, the ability of the Trustees to consider the investment performance of each Fund was limited.  Rather, the Trustees noted that, given the limited amount of time that had passed since the Organizational Meeting, they previously had considered the performance of FolioMetrix in pursuing investment strategies similar to those of each Fund in connection with the Trustees’ consideration of the current Advisory Agreement and determined at that time that the performance of FolioMetrix was satisfactory.  Thus, after considering the foregoing information and such other factors as the Trustees deemed appropriate, the Board of Trustees concluded that the investment performance of the Funds and FolioMetrix was satisfactory.

3.
Costs of the services to be provided and profits to be realized by FolioMetrix.  In considering the costs of the services to be provided and profits to be realized by FolioMetrix and its affiliates from the relationship with the Funds, including any indirect benefits derived by FolioMetrix from the relationship with the Funds, the Trustees first noted that the current management fee for each the Fund is 0.45% of average daily new assets.  The Trustees also noted that under the proposed amendments to the Investment Advisory Agreement, the management fee for the ISM Global Alpha Tactical Fund would be increased to 1.00% of average daily net assets and the management fee for the ISM Dividend Income Fund would be increased to 0.90% of average daily net assets.  As explained more fully below, the Trustees noted that FolioMetrix believed the current management fee would not be adequate to support the services it provided to the Funds.  The Trustees further noted that FolioMetrix believed it could not deliver the services needed to effectively run the Funds without increasing the management fees given these costs.

ISM Global Alpha Tactical Fund – As noted above, FolioMetrix has proposed increasing the rate of the management fee for the ISM Global Alpha Tactical Fund from 0.45% of the average daily net assets to 1.00%.  FolioMetrix represented to the Board of Trustees that, when it had proposed the original 0.45% management fee rate, the Advisor had failed to correctly consider the manner in which the services provided by F-Squared Investment would be paid.  In particular, FolioMetrix failed to understand that the costs of the services provided by F-Squared would be borne by FolioMetrix from the 0.45% management fee.  Thus, when the Board of Trustees originally considered the profitability of FolioMetrix during the Organizational Meeting, the analysis of the Board did not fully contemplate the true costs of FolioMetrix in providing the management services contemplated by the current Investment Advisory Agreement.  If FolioMetrix had correctly understood the allocation of the costs associated with the services provided by F-Squared Investments, it would not have proposed the 0.45% management fee.

FolioMetrix represented to the Board that it estimated that the true cost of the services provided by F-Squared Investments would amount to 0.60% of average daily net assets.  Thus, the true costs of providing the management services to the Fund amounted to 1.05% of average daily net assets (0.45% plus 0.60%).  The Trustees noted that, based on the representations of FolioMetrix, the Advisor was absorbing a portion of the expenses associated F-Squared Investments, thereby effectively reducing the anticipated profitability of FolioMetrix in managing the Fund as considered by the Board of Trustees during the Organizational Meeting.  As a result, despite the fact that the rate of the management fee is increasing the relative profitability of FolioMetrix in providing the services to the Fund actually was slightly less than originally presented to the Board of Trustees during the Organizational Meeting.

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ISM Divident Income Fund -- As noted above, FolioMetrix has proposed increasing the rate of the management fee for the ISM Dividend Income Fund from 0.45% of the average daily net assets to 0.90%.  FolioMetrix represented that the increase in the management fee was needed in order for FolioMetrix to adequately support its management services following the changes in the Fund’s investment strategy and retentention of a sub-advisor, including the oversight of the sub-advisor.  The shift to the use of sub-advisor is consistent with the shift in investment strategy of the Fund from investing in a portfolio of underlying funds to investing directly in a portfolio of securities of individual issuers.

Although the management fee of the Fund is increasing, the Board of Trustees noted that overall expenses of the Fund should decrease by virtue of hiring a sub-advisor.  The Board of Trustees noted that the total expense ratio of the Fund under the current arrangement is 2.19% before giving affect to any expense limitation or reimbursement by FolioMetrix.  The largest single component of the Fund’s total expense ratio is the costs associated with investing in the underlying funds, 1.04%.  By retaining the proposed sub-advisor, as opposed to investing in an underlying fund managed by the same organization, the overall expense ratio would decrease by 0.58%.

In considering the profitability of FolioMetrix in providing the services contemplated under the current Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by FolioMetrix.  In particular, the Trustees noted that, as presented at the Organizational Meeting, FolioMetrix would be responsible for overseeing a portfolio comprised of interests in the various underlying funds in which the Fund would invest.  As presented in connection with the proposed Investment Advisory Agreement, FolioMetrix would be responsible for the oversight of the sub-advisor.  The Trustees considered how this change in responsibilities impacted the level of profitability of the Advisor.  Furthermore, FolioMetrix represented that employing a sub-advisory would not diminish its responsibilities to the Fund.  On the contrary, FolioMetrix explained to the Board of Trustees that, given the increased transparency associated with the sub-advisor relationship, it would be able to employ more risk management and other analytical tools in overseeing the activities of the sub-advisor.

The Trustees reviewed the financial statements for FolioMetrix and discussed the financial stability and profitability of the firm. The Trustees also noted that FolioMetrix and its parent company had entered into a capital contribution agreement to ensure that FolioMetrix had sufficient capital to provide advisory services to the Funds.

The Trustees then compared the fees and expenses of the Funds (including the management fee) to other funds comparable in terms of the type of each Fund, the nature of its investment strategy, and its style of investment management, among other factors.  With respect to the ISM Global Alpha Tactical Fund, it was noted that the proposed management fee and expense ratio under the proposed amendments to the Investment Advisory Agreement would both be higher than some of the comparable funds and lower than others.  It was noted that the proposed management fee and expense ratio would be higher than the peer group average.  With respect to the ISM Dividend Income Fund, it was noted that the proposed management fee under the proposed amendments to the Investment Advisory Agreement was higher than those of the comparable funds and the peer group average.  It was noted that the Fund’s expense ratio would also be higher than those of the comparable funds and the peer group average.  The Trustees pointed out that the Funds were much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to FolioMetrix by the Funds were fair and reasonable in relation to the nature and quality of the services provided by FolioMetrix and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

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4.
Extent to which economies of scale would be realized as the Funds grow.  The Trustees reviewed the Funds’ fee arrangements with FolioMetrix in order to evaluate the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.  The Trustees noted that the Funds had only recently commenced operations and, consequently, they had no operational history with which to evaluate the realization of economies of scale.  The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale as the Funds grow.  The Trustees determined that the maximum management fee would stay the same when the Funds reach higher asset levels and, therefore, did not reflect economies of scale.  The Trustees noted that the Funds were in a start-up phase and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Funds will benefit from economies of scale under the agreement with the Fund’s administrator since it utilized breakpoints.  The Trustees also noted that FolioMetrix was contractually bound to make payments to the Fund’s administrator at lower asset levels in order to help limit the Fund’s expenses.  The Trustees determined that these arrangements provided potential savings for the benefit of the Funds’ investors.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by FolioMetrix.

5.
Practices regarding brokerage and portfolio transactions.  In considering FolioMetrix’s practices regarding brokerage and portfolio transactions, the Trustees considered FolioMetrix’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the projected portfolio turnover rate for the Funds; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; and that the Funds do not allocate portfolio business to broker-dealers affiliated with FolioMetrix or to broker-dealers that provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that FolioMetrix’s practices regarding brokerage and portfolio transactions were satisfactory.

6.
Practices regarding conflicts of interest.  In considering FolioMetrix’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of FolioMetrix’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that FolioMetrix’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from FolioMetrix as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed amendments to the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed amendments to the Investment Advisory Agreement and voted to recommend it to the shareholders of the ISM Global Alpha Tactical Fund and ISM Dividend Income Fund for approval.

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Conclusion

The Board of Trustees believes approval of the proposed amendments to the Investment Advisory Agreement, including the increase to the management, will benefit the Funds and their shareholders.  The Board of Trustees recommends voting FOR this proposal.  The proposal with respect to each Fund is not contingent upon the shareholders of the other Fund also approving the proposal.  Consequently, it is possible that shareholders of one Fund approve the proposal and shareholders of the other Fund do not approve the proposal.  Shareholders only have the right to vote on the proposal with respect to a Fund if they hold shares of that Fund.  In the event that the proposal is not approved by a Fund’s shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

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ISM Global Alpha Tactical Fund
ISM Dividend Income Fund
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL TWO

January 15, 2013

Proposal to Approve an Investment Sub-Advisory Agreement for the
ISM Dividend Income Fund between FolioMetrix, LLC and Forward Management, LLC

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the ISM Dividend Income Fund between FolioMetrix, LLC and Forward Management, LLC.  FolioMetrix, the investment advisor to the ISM Dividend Income Fund, recommended the appointment of Forward Management as investment sub-advisor to the Fund in order to enhance the implementation of the Fund’s investment strategy.  The appointment of Froward Management as investment sub-advisor would coincide with an increase in the Fund’s management fee from 0.45% to 0.90% of the Fund’s average daily net assets and the modification of the Fund’s investment strategy.  The appointment would only take effect if shareholders approve the increased management fee and the Fund’s investment strategy is modified so that Forward Management is allowed to seek the Fund’s investment objective though direct investments in stocks.  The Board of Trustees has authorized Fund management to proceed with revisions to the Fund’s prospectus and other steps necessary to effect the changes to the investment strategy.  Subject to shareholder approval, the appointment of Forward Management, LLC as investment sub-advisor will take place upon modification of the investment strategy.  It is anticipated that the strategy changes will be effective on or about March 15, 2013, although it is possible that the modification of the investment strategy could take longer to implement.  Shareholders will be mailed an updated prospectus with a description of the modified investment strategy at that time.

The Investment Sub-Advisory Agreement

Under the terms of the Sub-Advisory Agreement, FolioMetrix (not the Fund) will pay a fee out of its own management fee to Forward Management equal to 0.45% of the Fund’s average daily net assets.  Subject to the authority of the Board of Trustees and oversight by FolioMetrix, Forward Management will be responsible for continuously supervising the Fund’s investment program, including management of the Fund’s investments and the purchase and sale of securities.  Forward Management is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees and oversight of FolioMetrix.

The Investment Sub-Advisory Agreement provides that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.  The agreement is terminable without penalty upon 60 calendar days’ written notice by the Trust, by FolioMetrix, or by vote of a majority of the outstanding voting securities.  The agreement may also be terminated upon 60 calendar days’ written notice by Forward Management.  The agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

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Under the Investment Sub-Advisory Agreement, Forward Management is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Forward Management in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.  Forward Management is also not liable for the accuracy or completeness of the Trust’s registration statement, except for information supplied by Forward Management.

The Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B.  Please take the time to read the agreement.  The description of the agreement in this Proxy Statement is only a summary.  If the Investment Sub-Advisory Agreement between FolioMetrix and Forward Management is not approved by shareholders, the Board of Trustees and FolioMetrix will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

About Forward Management, LLC

Forward Management is an investment advisory firm registered with the Securities and Exchange Commission.  They provide investment management services to mutual funds, private funds, institutional investors, and separately managed accounts.  They also provide portfolio modeling services to a limited number of clients.  Forward Management is not affiliated with FolioMetrix.

Forward Management is a limited liability company formed under the laws of the State of Delaware in 1998.  The firm is owned by J. Alan Reid, Gordon Peter Getty, ReFlow Forward Family Holding Company, LLC.  ReFlow Forward Family Holding Company, LLC is owned by the Getty Family I 2006 Irrevocable Trust and Getty Family II 2006 Irrevocable Trust.  The directors of Forward management are William Prezant, Thomas Woodhouse, James J. Halligan, Toby Rosenblatt, and David H. Chow. The names, addresses, titles, and principal occupations of certain officers of Forward Management are set forth below:

Name and Address	Title	Principal Occupation
J. Alan Reid 101 California Street San Francisco, California, 94111	Chief Executive Officer and Director
Chief Executive Officer and Director of Forward Management, LLC since 2001; Chief Executive Officer of Sutton Place Management (investment services) since 2001; Chief Executive Officer of FISCOP, LLC (research company)  since 2001; Chief Executive Officer of Broderick Management, LLC (holding company) since 2001; Director FOLIOfn, Inc. (broker-dealer) since 2002.

Mary E. Curran 101 California Street San Francisco, California, 94111	Chief Legal Officer	Chief Legal Officer of Forward Management, LLC since 2002; Chief Legal Officer of ReFlow Management Co., LLC (financial services) since 2002.
Judith M. Rosenberg 101 California Street San Francisco, California, 94111	Chief Compliance Officer	Chief Compliance Officer of Forward Management, LLC since 2005.
Alan A. Seigerman 101 California Street San Francisco, California, 94111	Chief Financial Officer	Chief Financial Officer of Forward Management, LLC since 2002.

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Name and Address	Title	Principal Occupation
Norman E. Mains 101 California Street San Francisco, California, 94111	Chief Risk Officer	Chief Risk Officer and Managing Director of Forward Management, LLC since 2009.
James H. O’Donnell 101 California Street San Francisco, California, 94111	Chief Investment Officer	Chief Investment Officer of Forward Management, LLC since 2006.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on October 25, 2012, the Board of Trustees, including the Independent Trustees (those who are not an “interested person,” as defined under the Investment Company Act of 1940) considered whether to approve the Investment Sub-Advisory Agreement for the ISM Dividend Income Fund.  In considering whether to approve the agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Forward Management; (2) the investment performance of the Fund and Forward Management; (3) the costs of the services to be provided and profits to be realized by Forward Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Forward Management’s practices regarding brokerage and portfolio transactions; and (6) Forward Management’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials consisting of the proposed Investment Sub-Advisory Agreement for the Fund; a memorandum from Forward Management to the Trustees; and a memorandum from the Fund’s legal counsel.  The memorandum from Forward Management to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the proposed amendments to the Investment Sub-Advisory Agreement.

1.
The nature, extent, and quality of the services provided by Forward Management.  In considering the nature, extent, and quality of the services provided by Forward Management, the Trustees considered the responsibilities of Forward Management under the Investment Sub-Advisory Agreement.  The Trustees reviewed the services to be provided by Forward Management to the Fund, including, without limitation, the anticipated quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among its service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.

The Trustees noted that Forward Management would seek to achieve the Fund’s investment objective though direct investments in stocks, rather than the no-load, institutional, and exchange-traded funds currently utilized by the Fund.  The Trustees considered that Forward Management currently provides portfolio management services to mutual funds, private funds, institutional investors, and separately managed accounts.  The Trustees also discussed the respective services that would be provided by FolioMetrix, the Fund’s investment advisor, and Forward Management.  It was noted that FolioMetrix would be responsible for monitoring and overseeing Forward Management, rather than the day-to-day investment management of the Fund’s portfolio

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After reviewing the foregoing information and further information in the memorandum from Forward Management (e.g., descriptions of Forward Management’s business, their compliance programs, and their registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Forward Management were satisfactory and adequate for the Fund.

2.
Investment performance of the Fund and Forward Management. In considering the investment performance of the Fund and Forward Management, the Trustees noted that the Fund had only recently commenced operations and Forward Management had not yet provided sub-advisory services to the Fund.  The Trustees briefly reviewed the performance of the Fund against its benchmarks for the most recent one-month period and the period since inception.  The Trustees found this information to be of limited value.  The Trustees also briefly reviewed the performance of comparable funds with similar objectives managed by other investment advisors in order to determine the type of returns that might be expected for the Fund.  Again, this information was found to be of limited value.

The Trustees then reviewed the composite performance of accounts managed by Forward Management with an investment strategy similar to the Fund and compared the performance of the composite with benchmark indexes and applicable peer group data.  After reviewing Forward Management’s short and long-term investment performance, their experience managing other mutual funds, their historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and Forward Management was satisfactory.

3.
Costs of the services to be provided and profits to be realized by Forward Management.In considering the costs of the services to be provided and profits to be realized by Forward Management and its affiliates from the relationship with the Fund, including any indirect benefits derived by Forward Management from the relationship with the Fund, the Trustees first noted that Forward Management’s sub-advisory fee would be equal to 0.45% of the Fund’s average daily new assets.  The Trustees considered Forward Management’s staffing, personnel, and methods of operating; the education and experience of its personnel; their compliance policies and procedures; the financial condition of the firm; and the level of commitment to the Fund by the firm and its principals; and the asset level of the Fund.  The Trustees reviewed the fees that would be paid by FolioMetrix to Forward Management under the Investment Sub-Advisory Agreement and considered whether the sub-advisory fee was sufficient to properly incentivize Forward Management.

The Trustees reviewed the financial statements for Forward Management and discussed the financial stability and profitability of the firm.  The Trustees agreed that excess profitability was not a concern at this time.  The Trustees also considered potential benefits for Forward Management in managing the Fund, including promotion of their name, the ability for Forward Management to place small accounts into the Fund, and the potential for Forward Management to generate soft dollars from certain of the Fund’s trades that may benefit their other clients as well.

The Trustees noted that FolioMetrix believes that the appointment of Forward Management as an investment sub-advisor and modification of the Fund’s investment strategy will lead to savings for the Fund.  If a sub-advisor is appointed, the Fund’s investment strategy would be modified so that the sub-advisor can seek to achieve the investment objective though direct investments in stocks rather than investments in no-load, institutional, and exchange-traded funds.  FolioMetrix represented to the Trustees that direct investments in stocks would reduce the acquired fund fees and expenses incurred by the Fund.  The Trustees discussed the prospects of such savings being achieved by the proposed changes.

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The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  It was noted that the proposed management fee under the Investment Sub-Advisory Agreement, from which the sub-advisory fee would be paid, was higher than those of the comparable funds and the peer group average.  It was also noted that the Fund’s expense ratio would also be higher than those of the comparable funds and the peer group average.  The Trustees also pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid by FolioMetrix to Forward Management were fair and reasonable in relation to the nature and quality of the services to be provided by Forward Management.

4.
Extent to which economies of scale would be realized as the Fund grows.  The Trustees reviewed the fee arrangements between FolioMetrix and Forward Management in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  The Trustees noted that the Fund had only recently commenced operations and, consequently, there was no operational history with which to evaluate the realization of economies of scale.  The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale as the Funds grow.  The Trustees determined that the maximum advisory fee and sub-advisory fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale.  The Trustees noted that the Fund was in a start-up phase and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the fee arrangements could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund’s administrator since it utilized breakpoints.  The Trustees also noted that FolioMetrix was contractually bound to make payments to the Fund’s administrator at lower asset levels in order to help limit the Fund’s expenses.  The Trustees determined that these arrangements provided potential savings for the benefit of the Funds’ investors.

Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Forward Management.

5.
Practices regarding brokerage and portfolio transactions.  In considering Forward Management’s practices regarding brokerage and portfolio transactions, the Trustees considered FolioMetrix’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; and the allocation of portfolio business to broker-dealers affiliated with Forward Management or to broker-dealers that provide research, statistical, or other services (soft dollars).  The Trustees considered whether such services and soft dollars provide lawful and appropriate assistance to Forward Management in the performance of its investment decision-making responsibilities.  After further review and discussion, the Board of Trustees determined that FolioMetrix’s practices regarding brokerage and portfolio transactions were satisfactory.

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6.
Practices regarding conflicts of interest.  In considering Forward Management’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with Forward Management; and the substance and administration of Forward Management’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that Forward Management’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from Forward Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the ISM Dividend Income Fund for approval.

Conclusion

The Board of Trustees believes approval of the Investment Sub-Advisory Agreement between FolioMetrix and Forward Management will benefit the ISM Dividend Income Fund and its shareholders.  The Board of Trustees recommends voting FOR this proposal.  Shareholders only have the right to vote on the proposal with respect to the Fund if they hold shares of the Fund.  In the event that the proposal is not approved by the Fund’s shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to the Fund.

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ISM Global Alpha Tactical Fund
ISM Dividend Income Fund
Each a series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

OTHER INFORMATION

January 15, 2013

Voting Securities

The Funds are series of an open-end registered investment company that has the authority to issue an unlimited number of shares.  As of November 1, 2012, the Record Date, there were 1,211.61 shares of the ISM Global Alpha Tactical Fund (1,201.61 Institutional Class Shares and 10 Advisor Class Shares) and 10,009.68 shares of the ISM Dividend Income Fund  (10,019.68 Institutional Class Shares and 10 Advisor Class Shares) outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of each Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Funds.  As of the Record Date, the Funds’ Trustees and officers did not own shares of either Fund.

ISM Global Alpha Tactical Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Institutional Class Shares
FolioMetrix, LLC 821 Pacific Street Omaha, Nebraska 68108	1,000.000	83.22%
Pershing LLC PO Box 2052 Jersey City, New Jersey 07303-9998	100.806	8.39%
Pershing LLC PO Box 2052 Jersey City, New Jersey 07303-9998	100.806	8.39%
Advisor Class Shares
FolioMetrix, LLC 821 Pacific Street Omaha, Nebraska 68108	10.000	100.00%

Page 21/24

ISM Dividend Income Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Institutional Class Shares
Pershing LLC IRA FBO George Haeck PO Box 2052 Jersey City, New Jersey 07303-9998	8,761.304	46.67%
Pershing LLC IRA FBO Karen Doerin PO Box 2052 Jersey City, New Jersey 07303-9998	2,727.705	14.53%
Pershing LLC Jane M. Palmer PO Box 2052 Jersey City, New Jersey 07303-9998	2,594.897	13.82%
Pershing LLC Richard W. Suverdrubb PO Box 2052 Jersey City, New Jersey 07303-9998	2,000.825	10.66%
Pershing LLC IRA FBO James P. Kell PO Box 2052 Jersey City, New Jersey 07303-9998	1,271.435	6.77%
FolioMetrix, LLC 821 Pacific Street Omaha, Nebraska 68108	1,000.000	5.33%
Advisor Class Shares
FolioMetrix, LLC 821 Pacific Street Omaha, Nebraska 68108	10.000	100.00%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  FolioMetrix, LLC, the investment advisor to each Fund, owns 83.22% of the Institutional Class Shares of the ISM Global Alpha Tactical Fund.  FolioMetrix is deemed to control the outcome of the proposal being submitted to shareholders of the ISM Global Alpha Tactical Fund and is expected to vote in favor of such proposals.  FolioMetrix acquired Institutional Class Shares from each Fund on September 20, 2012 and Advisor Class Shares from each Fund on September 26, 2012.

Voting Procedures

Shareholders may vote by submitting a proxy to the Funds or by attending the Special Meeting and voting in person.  In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Funds using the enclosed envelope.  No postage is required if the proxy is mailed in the United States.  In the alternative, completed proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.

Page 22/24

The holders of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  No adjournment will be for a period exceeding 120 days after the Record Date.  Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to each Fund or (ii) more than 50% of the outstanding voting securities of each Fund, whichever is the less, is required for approval of  Proposal 1 and Proposal 2.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for Proposal 1 or Proposal 2 and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against Proposal 1 or Proposal 2 and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Funds have not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Funds’ proxy materials must be received within a reasonable period of time before the Funds begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Funds’ shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Funds or by attending the Special Meeting and voting in person.  A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail.  In addition, a shareholder may revoke a proxy by delivering a written notice to Jennifer L. Vick of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.

Page 23/24

Proxy Solicitation; Expenses

The Funds’ Board of Trustees is making this solicitation of proxies.  Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds and FolioMetrix without additional compensation or, if necessary, a commercial firm retained for this purpose.  FolioMetrix will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials.  The Funds intend to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable.  FolioMetrix estimates that it will spend approximately $4,000 in total costs for soliciting shareholder proxies.

The Funds’ Investment Advisor, Principal Underwriter, and Administrator

The investment advisor for the FMX Growth Allocation Fund and the FMX Total Return Fund is FolioMetrix, LLC with an address at 9940 SW Arborcrest Way, Portland, Oregon 97225.  The Funds’ principal underwriter is Capital Investment Group, Inc. with an address at 17 Glenwood Avenue, Raleigh North Carolina 27606.  The Funds’ administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Annual Report

The Funds’ Annual Report for the fiscal year ended May 31, 2012, including audited financial statements, were mailed to shareholders of record on or about July 30, 2012.  The Funds will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Funds by writing Jennifer L. Vick at Nottingham Shareholder Services, LLC,  Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Funds toll-free at 1-800-773-3863.

Other Business

Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement.  In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Please complete the enclosed proxy and return it promptly.  You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.

January 15, 2013

By Order of the Board of Trustees

/s/ James H. Speed, Jr.

James H. Speed, Jr.
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on January 28, 2013: The proxy statement is available at http://www.ncfunds.com/fmxproxy.

Page 24/24

ATTACHMENT A

Investment Advisory Agreement

This Investment Advisory Agreement (“Agreement”) is made and entered into effective as of January 29, 2013 by and between FolioMetrix, LLC, an Oregon limited liability company (the “Advisor”), and the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, on behalf of the Funds listed on Appendix A (the “Fund”), each a series of the Trust.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, pursuant to the Investment Advisory Agreement made and entered into effective as of May 29, 2012, the Trust retained the Advisor to furnish investment management services to the Fund and the Advisor agreed to furnish such services;

WHEREAS, the Trust and Advisor desires to amend and restate the Investment Advisory Agreement on the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.
Appointment. The Trust appoints the Advisor as investment advisor to the Fund, a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix B.

2.	Obligations of the Advisor. Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for the Fund.

(a)	Services. The Advisor agrees to perform the following services for the Fund and Trust:

(i)	Manage the investment and reinvestment of the assets of the Fund;

(ii)	Continuously review, supervise, and administer the investment program of the Fund;

(iii)	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;

(iv)	Provide the Fund and Trust with records concerning the Advisor’s activities under this Agreement which the Fund and Trust are required to maintain;

(v)	Render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities; and

(vi)	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

Attachment A: Page 1/7

(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Fund and Trust under this Agreement shall be the property of the Fund and Trust and, upon request therefor, the Advisor shall surrender to the Fund and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

3.
Compensation.  The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of the Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix B.

4.
Status of Advisor.  The services of the Advisor to the Fund and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund and Trust are not impaired thereby; provided, however, that without the written consent of the Trust’s Board of Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment strategy to that of the Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Fund or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

Attachment A: Page 2/7

5.
Limitation of Liability; Indemnification.  The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

Any liability of the Advisor to the Fund shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

6.
Liability of Shareholders.  Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

7.	Representations and Warranties.

(a)
The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Oregon and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

8.	Notice of Change in Membership. The Advisor is obligated to notify the Trust if there is a change in the members of the Advisor within a reasonable time after such change takes place.

9.
Duration and Termination.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

Attachment A: Page 3/7

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and

(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice to the Fund and Trust.

(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

10.
Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).

11.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

12.
Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.
Use of Names.  The Trust acknowledges that all rights to the name of the fund family, FMX Funds, and the name of each individual Fund identified on Appendix A belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

15.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

[Signature page follows]

Attachment A: Page 4/7

[Signature Page to Investment Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

STARBOARD INVESTMENT TRUST

By:       ________________________________

Name: James H. Speed, Jr.

Title:  Chairman

FOLIOMETRIX, LLC

By:       ________________________________

Name: Dale J. Murphey

Title:  President

Attachment A: Page 5/7

Appendix A

FUNDS SCHEDULE

ISM Non Traditional Fund

ISM High Income Fund

ISM Strategic Equity Fund

ISM Strategic Fixed Income Fund

ISM Global Alpha Tactical Fund

ISM Tax Free Fund

ISM Dividend Income Fund

ISM Premier Asset Management Fund

Attachment A: Page 6/7

Appendix B

COMPENSATION SCHEDULE

For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to the annualized rate set forth below of the average daily net assets of each Fund.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and Statement of Additional Information.

Fund	Rate
ISM Non Traditional Fund	0.45%
ISM High Income Fund	0.45%
ISM Strategic Equity Fund	0.45%
ISM Strategic Fixed Income Fund	0.45%
ISM Global Alpha Tactical Fund	1.00%
ISM Tax Free Fund	0.45%
ISM Dividend Income Fund	0.90%
ISM Premier Asset Management Fund	0.45%

Attachment B: Page 7/7

Investment Sub-Advisory Agreement

This Investment Sub-advisory Agreement (“Agreement”) is made and entered into as of January 29, 2013, by and between FolioMetrix, LLC, an Oregon limited liability company (“Advisor”) and Forward Management, LLC, Delaware limited liability company (“Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor to the ISM Dividend Income Fund (“Fund”), a series of the Starboard Investment Trust, a Delaware statutory trust (“Trust”), pursuant to that certain Investment Advisory Agreement, amended and restated January 29, 2013, between the Advisor and the Trust;

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (“Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.           Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.

(a)           Services.  The Sub-Advisor agrees to perform the following services (the “Services”):

(i)           Manage the investment and reinvestment of the assets of the Fund;

(ii)           Continuously review, supervise, and administer the investment program of the Fund;

(iii)           Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;

(iv)           Provide the Fund and Trust with records concerning the Sub-Advisor’s activities under this Agreement which the Fund and Trust are required to maintain;

(v)           Render regular reports to the Trust’s trustees and officers concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)           Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

Attachment B: Page 1/5

(c)           Fund Transactions.  The Sub-Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Sub-Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Advisor with brokerage, research, analysis, advice, and similar services, and the Sub-Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Sub-Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)           Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Trust and the Fund under this Agreement shall be the property of the Advisor and/or the Trust and the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

(e)           Compliance Procedures.  The Sub-Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

2.           Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 0.45% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor within five (5) days after such calculation.

3.           Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, the Trust and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Trust and the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor, the Trust or the Fund in any way or otherwise be deemed an agent of the Advisor, the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.           Permissible Interests.  Trustees, agents, and stockholders of the Trust and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Trust as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Trust as a stockholder or otherwise.

5.           Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940)

Attachment B: Page 2/5

or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6.           Term.  This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by the Advisor, or (iii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund.  The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Advisor and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act of 1940) or upon the termination of the Investment Advisory Agreement.

7.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act of 1940).

8.           Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws.

9.           Representations and Warranties.

(a)           Representations and Warranties of the Sub-Advisor.  The Sub-Advisor hereby represents and warrants to the Advisor and the Trust as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)           Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Oregon and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

Attachment B: Page 3/5

10.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, and rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

11. Notice.  Notices of any kind to be given to the Advisor hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to FolioMetrix, LLC, 821 Pacific Street, Omaha, Nebraska 68108, Attn:  D. Jerry Murphey, or to such other address or to such individual as shall be so specified by the Advisor to the Sub-Advisor.  Notices of any kind to be given to the Sub-Advisor hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to Forward Management, LLC, 101 California Street, San Francisco, California, 94111, or at such other address or to such individual as shall be so specified by the Sub-Advisor to the Advisor. Notices of any kind to be given to the Trust hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to the Starboard Investment Trust, 116 South Franklin Street, Rocky Mount, North Carolina 27804, Attention: Secretary, with a copy to The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, Attention: Legal or to such other address or to such individual as shall be so specified by the Trust to the Sub-Advisor.  Notices shall be effective upon delivery.

12. Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Trust and Advisor if there is a material change in the Sub-Advisor’s partnership, whether of general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.

13. Counterparts.  This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Signature page follows]

Attachment B: Page 4/5

[Signature Page to Investment Sub-Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

FOLIOMETRIX, LLC

By:         ______________________________

Name:              _______________________________

Title:                 _______________________________

FORWARD MANAGEMENT, LLC

By:         ______________________________

Name:              _______________________________

Title:                 _______________________________

Attachment B: Page 5/5

INSTRUCTIONS FOR SIGNING PROXIES

The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                                                Valid Signature

CORPORATE ACCOUNTS
(1)      ABC Corp. ..................................................................ABC Corp. John Doe, Treasurer
(2)      ABC Corp. ...................................................................John Doe, Treasurer
(3)      ABC Corp. c/o John Doe..........................................John Doe, Treasurer
(4)      ABC Corp. Profit Sharing Plan ................................John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)      The ABC Partnership................................................Jane B. Smith, Partner
(2)      Smith and Jones, Limited Partnership...................Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)      ABC Trust..................................................................Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78  .....................Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1)      John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA ............................John B. Smith
(2)      Estate of John B. Smith............................................John B. Smith, Jr., Executor

Starboard Investment Trust

ISM GLOBAL ALPHA TACTICAL FUND

Special Meeting of Shareholders on January 28, 2013

Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and T. Lee Hale, Jr., and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the ISM Global Alpha Tactical Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on January 28, 2013, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated January 15, 2013, receipt of which is acknowledged by the undersigned.  PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the ISM Global Alpha Tactical Fund.  You may only complete this proxy with respect to the Fund if you were a shareholder of record as November 1, 2012.

Proposals
1.	To approve proposed amendments to Investment Advisory Agreement with FolioMetrix, LLC in order to raise the management fee.	FOR AGAINST ABSTAIN ❑ ❑ ❑

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.  By returning this proxy, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of modifying the Fund’s fundamental investment policy on diversification.

Signature:                                                                           Signature (if shares held jointly):

By:      _________________________              By:     _________________________

Print Name: _____________________              Print Name: ____________________

Dated:_________________________                      Dated:________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc., should so indicate.

Starboard Investment Trust

ISM DIVIDEND INCOME FUND

Special Meeting of Shareholders on January 28, 2013
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and T. Lee Hale, Jr., and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the ISM Dividend Income Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on January 28, 2013, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated January 15, 2013, receipt of which is acknowledged by the undersigned.  PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the ISM Dividend Income Fund.  You may only complete this proxy with respect to the Fund if you were a shareholder of record as November 1, 2012.

Proposals
1.	To approve proposed amendments to Investment Advisory Agreement with FolioMetrix, LLC in order to raise the management fee.	FOR AGAINST ABSTAIN ❑ ❑ ❑
2.	To approve an Investment Sub-Advisory Agreement for the Fund between FolioMetrix, LLC and Forward Management, LLC.	FOR AGAINST ABSTAIN ❑ ❑ ❑

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.  By returning this proxy, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of modifying the Fund’s fundamental investment policy on diversification.

Signature:                                                                           Signature (if shares held jointly):

By:      _________________________              By:     _________________________

Print Name: _____________________              Print Name: ____________________

Dated:_________________________                      Dated:________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc., should so indicate.